Exhibit 10.13

April 28, 2021

Dr. Matthew Brams	REVISED
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Dear Dr. Brams,

The undersigned parties to Promissory Notes dated February 26, 2020 and September 30, 2020 (jointly, the “Notes”), by and between Matthew Brams (“Lender”), and Cingulate Therapeutics LLC (“Borrower”), for a total principle of $354,000.00 (previously, and partially repaid by the Borrower), hereby mutually agree to amend said Notes to change both Paid in Full dates to “February 24, 2022”. All other terms of the Contract shall remain in full force and effect.

Borrower agrees to pay penalties, tax and interest that accrue as a result of this loan until Lender’s balance is paid in full. If Lender receives a notice from the IRS regarding this debt, Lender must contact us immediately. Lender will use “best efforts to avoid penalties and interest.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

BORROWER		LENDER
Cingulate Therapeutics, LLC

By:	/s/Craig S. Gilgallon, Esq.	By:	/s/ Matt Brams
	Craig S. Gilgallon		Matt Brams
General Counsel